CONDENSED BALANCE SHEETS (Unaudited) (Parenthetical) - USD ($)	Mar. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Statement of Financial Position [Abstract]
Allowance	$ 92,646	$ 92,646	$ 0
Common stock, par value (in Dollars per share)	$ 0.00001	$ 0.00001	$ 0.00001
Common stock, shares authorized	50,000,000	50,000,000	50,000,000
Common stock, shares issued	7,715,757	7,307,157	6,060,187
Common stock, shares Outstanding	7,715,757	7,307,157	6,060,187